PHOENIX PARTNER SELECT FUNDS

                        SUPPLEMENT DATED MARCH 9, 2005 TO
                       PROSPECTUS DATED NOVEMBER 26, 2004



The disclosure contained in the prospectus dated November 26, 2004 is hereby supplemented as follows:

On page 19, the fourth paragraph and the table immediately following, under the subheading "The Adviser" in the "Management of the Funds" section, is hereby replaced with the following:

The funds' investment adviser has contractually agreed to reimburse through November 30, 2005 total operating expenses of each fund (as compared to each underlying mutual fund) to the extent that such expenses exceed the amounts shown in the table below:

-------------------------------------------------------------------------------------------------
              FUND                             CLASS A                         CLASS C
----------------------------------- ------------------------------ ------------------------------
         Wealth Builder                         0.40%                           1.15%
----------------------------------- ------------------------------ ------------------------------
         Wealth Guardian                        0.52%                           1.27%
----------------------------------- ------------------------------ ------------------------------

This replacement corrects a typographical error contained in the text preceding the table.




                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.


PXP 1794/Exp (3-05)